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                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion of our report dated June 3, 1999 on Household Automotive Trust III in this registration statement on Form S-3.


Arthur Andersen LLP
June 3, 1999
Chicago, Illinois